EXHIBIT 99.2

j2 Global Communications

© j2 Global Communications 2008

Investor Presentation

(Based upon third Quarter 2008 results)

November 3, 2008

  Future operating results

  Subscriber growth, retention and usage levels

  Fax and voice service growth

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity, coverage and security

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, particularly those contained in the slide “2008 Guidance.” These forward-
looking statements are based on management’s current expectations or beliefs as of November 3, 2008 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of November 3, 2008 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability, particularly in light of the uncertain U.S. or worldwide economy and the related impact on customer acquisitions, cancelations and credit card payment declines

Competition in price, quality, features and geographic coverage

Higher than expected tax rates or exposure to additional tax liability

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security and resulting harm to our reputation

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions or general economic downturns

Loss of services of executive officers and other key employees

Inability to maintain existing or enter into new supplier and marketing relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 02/25/2008 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

j2 Global Communications

Fax	Voice		Email
eFax	eVoice Receptionist	onebox	electricm@il
fax.com	onebox Receptionist	jConnect	
Send2Fax	eReceptionist	yac	
RapidFAX	PHONE PEOPLE		

© j2 Global Communications 2008

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Messaging/Communications as a Service

Core j2 Global Assets

11.6 M Subscribed Telephone Numbers (DIDs)

1.2 M Paid DIDs

Global Advanced Messaging Network

3,100 + cities in 46 countries on 5 continents

17.3M + unique DIDs worldwide in inventory

Intellectual Property

57 issued patents and licensing programs designed to monetize the portfolio

Protection of brands and marks

Programs designed to effectively collect evidence to prosecute junk faxers

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Successful acquisition and integration of 19 businesses in 7 countries

Strong Financial Position

12 consecutive years of Revenue growth

6 consecutive years of positive and growing Operating Earnings

$63 M of Free Cash Flow (9 months 2008)

$152M of cash & investments to fund growth/ no debt (as of 09/30/08)

Individuals

Targeted marketing (search, online media and radio)

Sold through: eFax.com, eVoice.com, Onebox.com, PhonePeople.com, Fax.com, j2.com and
other brand Websites

Use of proprietary Life Cycle Management

Advertising, Up-selling, and Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses (SMBs)

Sold through: eFax Corporate, Onebox Receptionist and eVoice Receptionist Websites

Supported by Chat and Telesales groups in U.S. and Europe (in multiple languages)

Self-service Web-based broadcast fax engine at jblast.com

Outsourced email, spam & virus protection and archiving

Use of proprietary Life Cycle Management (i.e. feature up-sell)

Enterprise (SMEs)/Large Enterprise/Government

Direct sales force in U.S. and Europe

Marketed through Web and traditional direct selling methods

Designed for > 150 DID accounts

Subscriber Acquisition

Eight Drivers for Paid DID Additions

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness driven by demand-generation programs and “word of mouth”

Search engine discovery

Accounts for over 40% of monthly paid DID sign-ups

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct SME/Enterprise/Government

Through the outside Corporate Sales team

Direct domestic marketing spend for paid subscribers

Targeted marketing program across various media

International marketing programs

Cross-sell

Offer additional services to existing customers

Acquisitions

Paid Subscription Drivers

Financial Highlights

(1)         Includes SFAS 123(R) non-cash compensation expense.

(2)         Includes SFAS 123(R) non-cash compensation expense, net of tax benefit.

(3)         See slide 19 for computation of free cash flow.

GAAP Results

GAAP Revenues

$61.6M

Gross Profit/Margin (1)

$49.9M

81.0%

Operating Profit/Margin (1)

$25.2M

40.9%

GAAP EPS (2)

$0.42 Per Share

Free Cash Flow

$12.8M

Cash and Investments

$152M

$

Margin

Q3 2008

Operational Update

Disciplined Recessionary Expense Management Started in 2007

Continue marketing spend on strict ROI basis resulting in best EPS ever

Greater network efficiencies resulting in improved Gross Margin

Maintain minimal growth in headcount

Opportunity to renegotiate contracts, deeper relationships cost less

Keep Cash Available for M&A Opportunities – 2 Deals in Due Diligence

Additional M&A Prospects in Earlier Stages

Cater to Market – Sell Necessities, Focus on Value

Stay Focused on Penetrating Deeper into Core Spaces

Doing Well in a Weak Economy

Corporate Continues to Win Big Accounts

7 signed in Q3 + 2 upgrades = 9 incremental large enterprise deals

Currently have 60 large enterprise accounts

66 active large deals in pipeline

eFax Individual Domestic Continues to Command Price Premium

Innovative feature release for enhanced value and productivity

International Shows Growth Despite Stronger USD and Poor EU Economy

Alternative Fax Brands Selling Well

Strong growth rate at lower price points

Fax Services Update

Global Communications

© j2 Global Communications 2008

Growing with Four Brands ~ 180,000 DIDs

Believe to be Largest Player in Marketplace

Deployed DIDs

Revenue

Growth rate

Geography - selling into 3 large markets (US and Major EU cities)

Proceeding Well with Integration of Phone People

Evolving Brand Strategy

Taking Leadership Position in Educating Marketplace

Voice Services Update

2008 Guidance

Economy

Weaker than any previous quarter this year (negative growth in US)

Weakness in Europe

Post Thanksgiving malaise

Business Days

Usual loss of 5 business days relative to Q3 due to the holidays

Additional lost business day due to poor economy

Each business day is $200K in variable revenue

Operational View

Maintain focus on improving margins and cash flow

Complete M&A deals that are in the pipeline

Assumptions for Q4

2008 Guidance

$1.45 - $1.65

GAAP EPS

$240 - $270

2008

Revenues (M)

2008 EPS is based on GAAP which includes SFAS 123(R) non-cash compensation expense, net of tax benefit.

Supplemental Information

j2 Global Communications

Metrics

Revenues | DIDs | Financials

		2006 Q3	2006 Q4	2007 Q1	2007 Q2	2007 Q3	2007 Q4	2008 Q1	2008 Q2	2008 Q3
Fixed Subscriber Revenues	(in Thousands)	$32,179	$36,013	$37,757	$39,643	$41,362	$43,336	$44,260	$46,593	$47,481
Variable Subscriber Revenues		12,312	11,433	12,536	12,970	12,667	12,057	12,956	12,943	12,985
Subscriber Revenues		$44,491	$47,447	$50,293	$52,613	$54,029	$55,393	$57,216	$59,536	$60,466
Other Revenues		1,400	1,457	3,848	1,367	1,717	1,437	1,433	1,140	1,086
Total Revenues		$45,891	$48,904	$54,141	$53,980	$55,746	$56,830	$58,649	$60,676	$61,552
DID - Based Revenues		$42,832	$45,650	$48,684	$50,929	$52,204	$53,473	$55,301	$57,551	$58,440
Non-DID Revenues		3,099	3,254	5,457	3,051	3,542	3,357	3,348	3,125	3,112
Total Revenues		$45,891	$48,904	$54,141	$53,980	$55,746	$56,830	$58,649	$60,676	$61,552
Subscriber Revenues/Total Revenues		96.9%	97.0%	92.9%	97.5%	96.9%	97.5%	97.6%	98.1%	98.2%
DID - Based/Total Revenues		93.3%	93.3%	89.9%	94.3%	93.6%	94.1%	94.3%	94.8%	94.9%
% Fixed Subscriber Revenues		72.3%	75.9%	75.1%	75.3%	76.6%	78.2%	77.4%	78.3%	78.5%
% Variable Subscriber Revenues		27.7%	24.1%	24.9%	24.7%	23.4%	21.8%	22.6%	21.7%	21.5%
Paid DIDs [1][2]		887,801	906,652	930,273	972,599	1,017,985	1,063,698	1,098,650	1,162,872	1,198,950
Average Monthly Revenue/DID		$15.98	$16.45	$17.16	$17.26	$16.80	$16.44	$16.30	$16.29	$15.87
Cancel Rate [3]		2.7%	2.9%	3.0%	2.8%	3.0%	2.7%	2.8%	2.9%	3.0%
Free DIDs		10,619,571	10,322,922	10,355,815	10,671,519	10,706,503	10,874,104	10,098,143	10,233,875	10,357,506
Average Monthly Revenue/DID		$0.05	$0.04	$0.05	$0.05	$0.06	$0.07	$0.08	$0.07	$0.07
Total DID Inventory (MM)		16.2	16.4	16.9	17.0	17.1	17.2	17.4	17.5	17.3
Cities Covered		2,330	2,727	2,884	2,933	2,950	3,024	3,084	3,126	3,137
Countries Covered		35	37	40	42	42	42	44	45	46
Cash & Investment	(millions)	$171.0	$191.6	$210.3	$233.1	$239.8	$229.8	$181.3	$149.9	$151.8
Free Cash Flow [4]	(millions)	$12.4	$23.9	$26.1	$20.6	$15.7	$21.4	$26.9	$23.0	$12.8

[1] Paid DIDs reflect a reserve for the net impact of price increase, database upgrades and database clean up.

[2] DIDs also reflect reserves taken in conjunction with asset acquisitions for anticipated product migration and/or price increase.

[3] Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

[4] Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment. See slide 19 for computation of free cash flow.

Quarterly revenues for 2007 and Q1 2008 have been reclassed between fixed, variable and other revenue and between DID based and non-DID based revenue. This reclass is related to revised revenue classification for a j2 subsidiary, it does not impact total revenues for the quarter.

© j2 Global Communications 2008

18

(1) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

Q4 '06

Q1 '07

Q2 '07

Q3 '07

Q4 '07

Q1 '08

Q2 '08

Q3 '08

Net cash from operating activities

$25.903

$26.659

$23.113

$18.656

$25.779

$27.411

$23.840

$13.738

Purch. of property & equipment

(1.973)

(0.529)

(2.506)

(2.940)

(4.340)

(0.469)

(0.796)

(0.937)

Free Cash Flow

(1)

$23.930

$26.130

$20.607

$15.716

$21.439

$26.942

$23.044

$12.801

INDEX
120
100
80
60
40
20
0
100
100
108
101
111
95
112
85
114
75
118
80
116
77
120
72
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Credit Sensitive (inclu Web Heavy Users)
Non Credit Sensitive

© j2 Global Communications 2008

Usage of Corporate and Web High Volume Users

j2®

Global Communications

© j2 Global Communications 2008